Exhibit 99.3

ASSIGNMENT AND ASSUMPTION
OF LEASE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (this “Assignment”) is made as of the 23 day of December, 2003, by EASTPARK GROUP II, L.L.C., a North Carolina limited liability company (“Assignor”), in favor of ELSTER ELECTRICITY, 208 SOUTH ROGERS LANE, RALEIGH, NC LLC, a Delaware limited liability company (“Assignee”). ABB INC., a Delaware corporation (“Guarantor”), formerly known as both ABB Automation, Inc. and ABB Power T&D Company (the “Original Tenant”) hereby joins in the execution of this Assignment for the purpose of acknowledging, ratifying, confirming and reaffirming its obligations under the Lease (as hereinafter defined).

WITNESSETH:

     WHEREAS, Assignor and ABB Power T&D Company, a Delaware corporation (“Original Tenant”) entered into that certain Lease Agreement dated as of May 6, 1997 (as subsequently modified and assigned by the Modification Agreement defined herein, the “Lease”), pursuant to which Assignor leased to Original Tenant certain property containing approximately 58,926 rentable square feet of flex space at the building located at 208 South Rogers Lane, Raleigh, North Carolina 27610 (the “Premises”); and

     WHEREAS, Assignor, ABB, Inc., a Delaware corporation (“ABB”), and ELSTER ELECTRICITY, LLC, a Delaware limited liability company (“Tenant”) entered into that certain Lease Assignment, Assumption and Modification Agreement (the “Modification Agreement”) dated as of May 1, 2003, pursuant to which ABB assigned all of its right, title and interest in and to the Lease to Tenant; and

     WHEREAS, Assignor desires to assign its right, title and interest in and to the Lease to Assignee and Assignee desires to acquire Assignor’s right, title and interest in and to the Lease.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid by Assignee to Assignor, the promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Assignment. Assignor hereby transfers, assigns, conveys and sets over unto Assignee all of Assignor’s right, title and interest in and to the Lease.

     1.     Assumption. Assignee hereby accepts the foregoing assignment of, and assumes Assignor’s right, title and interest in and to the Lease and agrees to be bound by and subject to all of the terms, covenants and conditions thereof.

     2.     Representations and Warranties. Assignor hereby represents and warrants that as of the date hereof:

          (a) Assignor has performed all of the obligations and responsibilities of Assignor as the landlord under the Lease.

          (b) Assignor has not previously assigned the Lease to any third party. Assignor has full power, capacity and authority to sell, transfer and assign its rights under the Lease to Assignee as provided in this Assignment.

          (c) Assignor has not dealt with any agent, broker or other person acting pursuant to express or implied authority of Assignor (each a “Broker”), and no person or entity is entitled to a commission or finder’s fee in connection with this Assignment or will be entitled to make any claim against Assignee for a commission or finder’s fee by reason of Assignor having engaged such Broker.

          (d) Attached hereto as Exhibit A is a true, correct and complete copy of the Lease, which lease is valid and in full force and effect as of the date hereof, and has not been modified or amended except as otherwise expressly set forth on Exhibit A.

          (e) The Lease sets forth the entire agreement between Assignor and Tenant relating to the leasing of the Premises, and there are not other agreements, written or oral, relating to the leasing of the Premises.

          (f) To the best of Assignor’s knowledge, neither Assignor nor Tenant is in default under the Lease. To the best of Assignor’s knowledge, Tenant has no defense, offset or counterclaim against Assignor arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Assignor, and no event has occurred and no condition exists which, with the passage of time, and the giving of notice, or both, would be a default or event of default under the Lease. To the best of Assignor’s knowledge, there are no events currently existing which give Tenant the right to cancel the Lease.

          (g) No notice of termination has been given by Assignor or by Tenant with respect to the Lease.

          (h) All payments due Assignor or Tenant under the Lease through and including the date hereof have been made.

          (i) Tenant has not prepaid any Base Rent more than one (1) month in advance, and no cash security deposit (other than the Letter of Credit) is required to be held by or is being held by Assignor in accordance with the terms and provisions of the Lease.

          (j) To the best of Assignor’s knowledge, there are no disputes between Assignor and Tenant with respect to any rent or other sums due under the Lease or with respect to any provision of the Lease.

          (k) Assignor is not currently a petitioner in any bankruptcy proceeding or state insolvency proceeding.

     3.     Indemnification.

          (a) Assignor hereby agrees to indemnify and hold Assignee harmless from and against (i) any loss, cost, liability or damage suffered or incurred by Assignee in connection with (A) obligations and responsibilities required to be performed by Assignor under the Lease and relating to any period prior to the date first above written, (B) all liabilities of Assignor arising or accruing under the Lease prior to the date first above written, and (C) breach by Assignor of any of the representations and warranties set forth in this Assignment, and (ii) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by Assignee in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters indemnified against in this Paragraph 4(a).

          (b) Assignee hereby agrees to indemnify and hold Assignor harmless from and against (i) any loss, cost, liability or damage suffered or incurred by Assignor in connection with (A) obligations and responsibilities required to be performed by Assignee under the Lease and relating to any period from and after the date first above written, and (B) all liabilities of Assignee arising and accruing under the Lease from and after the date first above written, and (ii) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by Assignor in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters indemnified against in this Paragraph 4(b).

     4.     Guaranty. Upon execution of this Assignment, Guarantor hereby acknowledges and agrees that, in accordance with the terms of the Lease and as set forth in the Modification Agreement, it shall continue to remain liable for the performance of all obligations under the Lease arising or accruing on or before February 28, 2005 (the “Release Date”), the date on which the original term of the Lease was schedule to expire, including but not limited to the payment of all Rent and other sums due to Assignee if Tenant fails to make any such payment when due. Guarantor hereby acknowledges and recognizes Assignee as the landlord under the Lease.

     5.     Binding Effect. This Assignment shall not be effective and binding unless and until fully executed by each of the parties hereto and delivered. All of the covenants contained in this Assignment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, and permitted successors and assigns.

     6.     Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Assignment. Faxed signatures shall have the same binding effect as original signatures, and a faxed Assignment containing the signatures (original or faxed) of the parties shall be binding.

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     IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption of Lease Agreement as of the date first above written.

WITNESS:	ASSIGNOR:

EASTPARK GROUP II, L.L.C.,
a North Carolina limited liability company

	By:	Capital Associates Limited Partnership,
a North Carolina limited partnership, Manager

	By:	/s/ Hugh D. Little

Hugh D. Little, General Partner

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[Signature Page To Assignment and Assumption
of Lease Agreement]

     IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption of Lease Agreement as of the date first above written.

WITNESS:	ASSIGNEE:

ELSTER ELECTRICITY, 208 SOUTH ROGERS
LANE, RALEIGH, NC LLC,
a Delaware limited liability company

	By:		GLADSTONE COMMERCIAL LIMITED
PARTNERSHIP, a Delaware limited
partnership, its managing member

		By:	GLADSTONE COMMERCIAL
CORPORATION, its general partner

	By:		/s/ Arthur S. Cooper

	Name:		Arthur S. Cooper
	Title:		Principal

[Signature Page To Assignment and Assumption
of Lease Agreement]

     IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption of Lease Agreement as of the date first above written.

WITNESS:	GUARANTOR:

ABB INC., a Delaware corporation

	By:	/s/ A.P. Karlbergs

	Name:	A.P. Karlbergs
	Title:	Assistant Secretary

[Signature Page To Assignment and Assumption
of Lease Agreement]

EXHIBIT A

LEASE AGREEMENT
SEE ATTACHED